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                                                                   EXHIBIT 99.19

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION      CASE NUMBER:  01-10976 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that American Hawaii Properties Corporation was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.



  /s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting